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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the inclusion in this current report on Form 8-K/A of Flowers Industries, Inc. of our report dated May 15, 1996, on our audits of the financial statements of Sunshine Biscuits, Inc.

/s/  DELOITTE & TOUCHE LLP

Parsippany, New Jersey

March 11, 1998








































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